United States
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.
20549

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 7, 2025

GRAHAM ALTERNATIVE INVESTMENT FUND II LLC
 (Exact Name of Registrant as Specified in its Charter)

Commission File Number
0-53967

DELAWARE	20-4897149
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o GRAHAM CAPITAL MANAGEMENT, L.P.
40 Highland Avenue
Rowayton, CT  06853
(Address of principal executive offices) (zip code)

Brian Douglas
Graham Capital Management, L.P.
40 Highland Avenue
Rowayton, CT  06853
(203) 899-3400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 7, 2025, Pablo Calderini, previously the President and Chief Investment Officer of Graham Capital Management, L.P., the manager (the “Manager”) of Graham Alternative Investment Fund II LLC (the “Company”), was promoted to Vice Chairman and Co-Chief Investment Officer of the Manager.  Effective that same date, Jens Foehrenbach was appointed as President and Co-Chief Investment Officer of the Manager.

Mr. Calderini (age 60) jointly oversees and supervises the Manager’s discretionary and systematic portfolio manager teams, trading, and research, alongside Mr. Foehrenbach.  He joined the Manager in August 2010 and became an Associated Person and Principal of the Manager effective August 12, 2010.  Mr. Calderini received a B.A. in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del Cema in 1988, each in Argentina.

Mr. Foehrenbach (age 49) jointly oversees and supervises Graham’s discretionary and systematic portfolio manager teams, trading, and research, alongside Mr. Calderini.  He joined the Manager in February 2025. Prior to joining the Manager, Mr. Foehrenbach worked at the Man Group since 2008, most recently as Head of Public Markets. Mr. Foehrenbach received a Masters in Business Economics from University of Basel, Switzerland in 2001.

Mr. Calderini will operate under the same employment agreement with the Manager as was in place prior to his appointment as Vice Chairman.  Mr. Foehrenbach entered into an employment agreement with the Manager in connection with his appointment President and Co-Chief Investment Officer.  Under the agreement, Mr. Foehrenbach receives a base salary and is eligible each year for a bonus and is also eligible for employee benefits that are made generally available to employees of the Manager.  Under his agreement, Mr. Foehrenbach is subject to various obligations during his employment with the Manager and post-termination, including restrictions on the use of the Manager’s confidential information, non-solicitation covenants and non-competition provisions.  Neither Mr. Calderini nor Mr. Foehrenbach has an employment agreement or other agreement with the Company.

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2025	GRAHAM ALTERNATIVE INVESTMENT FUND II LLC

	By:	GRAHAM CAPITAL MANAGEMENT, L.P.
its Manager

		By:	/s/ Brian Douglas
Brian Douglas, Chief Executive Officer

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